Exhibit 99.3

CORPORATE LEADER TALKING POINTS (Revised Agreement)
1-30-17

•                  Hello, team!

•                  Today we announced Rite Aid has reached a revised agreement with WBA under which we will further extend and amend the merger agreement’s end date to July 31, 2017.

•                  Our goal in extending the agreement is to allow us additional time to obtain the necessary regulatory approvals, as well as Rite Aid shareholder approval of the revised terms, to complete the proposed merger, which we now expect to close by the end of July.

•                  Under the revised agreement, WBA will acquire all outstanding shares of Rite Aid for $7.00 per share, subject to certain adjustments, but in no case will the price be less than $6.50 per share. The price adjustments will be based on the number of Rite Aid stores that Walgreens Boots Alliance divests in order to obtain antitrust clearance from the Federal Trade Commission.

•                  The revised terms take into account the increase in the maximum number of potential divestitures contemplated under the agreement from 1,000 stores to 1,200 stores which may be necessary to obtain regulatory approval, as well as any additional obligations that WBA may be required to fulfill as part of that process.

•                  As for our previously announced purchase agreement with Fred’s, WBA and Fred’s will continue to work together.

•                  We are committed to keeping you up to date as the merger process continues, and expect to provide additional details regarding divestitures and other actions to obtain regulatory approval.

•                  We are confident that the long-term strategic benefits of combining with WBA remain as true today as they were when we first announced the merger.

•                  Together, Rite Aid and WBA have a tremendous opportunity to showcase our ability to play a critical role in meeting the everyday health and wellness needs of our communities.

•                  As part of a national network, we will have increased scale to remain extremely competitive in today’s marketplace.

•                  In addition, as part of the first global, pharmacy-led health and wellbeing enterprise, we expect our associates to have new opportunities for personal and professional growth that are not available today.

•                  As we begin looking ahead, we fully understand that the merger process has created uncertainty for you.

•                  Our leadership team and I greatly appreciate the patience, support and dedication that you’ve displayed.

•                  As we continue this process, it’s critical for all of us sharpen our focus and accelerate our efforts in supporting our business and delivering a great Rite Aid experience to our customers.

•                  It’s important for all of us to do our best work in our individual roles while supporting our fellow associates to do the same.

•                  As your leader, I believe in the talents and abilities of our team and look forward to working with you to make the most of the opportunities ahead of us.

•                  Thanks for your continued commitment to our company and for your hard work as we head forward.

•                  Now, what questions do you have?

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval of the amended Merger Agreement by the stockholders of Rite Aid may not be obtained; (2) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (6) provider and state contract changes may occur; (7) reduction in provider payments by governmental payors may occur; (8) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (9) tax matters; (10) there may be difficulties and delays in achieving synergies and cost savings; and (11) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016, which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Rite Aid undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, as amended, Rite Aid intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.